Exhibit 10.1

AMENDMENT #1
TO
PARTNERSHIP INTEREST PURCHASE AGREEMENT

     THIS AMENDMENT #1 TO PARTNERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”), dated as of May 11, 2005, is entered into by and among FUNimation Productions Management, LLC, a limited liability company organized and existing under the laws of Texas (“FUN Seller”), FUNimation General Partnership, a Texas general partnership organized and existing under the laws of Texas (“GP Seller”), FUNimation Management Company, LLC, a limited liability company organized and existing under the laws of Texas (“Management Seller”), each individual (“Individual”) signatory hereto, (each of FUN Seller, GP Seller, Management Seller, and each Individual a “Seller” and collectively, the “Sellers”), FUNimation Productions, Ltd., a limited partnership organized and existing under the laws of Texas, The FUNimation Store, Ltd., a limited partnership organized and existing under the laws of Texas (respectively, “Productions Company” and “Store Company” each a “Company” and collectively, the “Companies”), and Daniel Cocanougher as the representative of all Sellers (the “Seller Representative”), and Navarre CP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CP”), Navarre CS, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CS”), and Navarre CLP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CLP” and collectively with Navarre CP and Navarre CS, the “Buyers”), and Navarre Corporation, a corporation organized and existing under the laws of Minnesota (“Navarre”).

     WHEREAS, Buyers entered into that certain Partnership Interest Purchase Agreement dated January 10, 2005 (the “Agreement”) in connection with Buyers’ purchase, and the sale by Sellers, of all of the outstanding limited partnership interests and general partnership interests of each Company;

     WHEREAS, Buyers and Sellers have each determined that a modification to the Agreement is in their best interest and each wishes to modify the Agreement as is set forth herein; and

     WHEREAS, the definitions of certain capitalized terms used herein shall be as is set forth in Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Modification to the Agreement. Section 1.5(c) of the Agreement is hereby amended by deleting the existing language in its entirety and inserting the following therefore:

     “[Intentionally Omitted]”

2. Conflict. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. Otherwise, except as specifically set

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forth in this Amendment, all the terms and conditions of the Agreement are hereby ratified and affirmed.

3. Entire Agreement. This Amendment, the Agreement (including the Disclosure Letter and Exhibits hereto), the Ancillary Agreements and the Non-Disclosure Letter constitute the entire agreement among the parties relating to the subject matter hereof and thereof, and supersede and cancel any and all prior agreements among them, relating to the subject matter hereof and thereof (including without limitation that certain letter agreement among certain of the parties dated October 27, 2004) and may not be amended or modified except by a written agreement signed by each party hereto.

4. Counterparts. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that such parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

FUNimation Productions Management, LLC

By:	/s/ Gen Fukunaga

Name: Gen Fukunaga Title: Manager

FUNimation General Partnership

By:	/s/ Daniel Cocanougher

Name: Daniel Cocanougher Title: Managing Partner

FUNimation Management Company, LLC

By:	/s/ Gen Fukunaga

Name: Gen Fukunaga Title: Manager

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FUNimation Productions, Ltd.

By:	FUNimation General Partnership, its general partner

By:	Daniel Cocanougher

Name: Daniel Cocanougher
Title: Managing Partner

The FUNimation Store, Ltd.

By:	FUNimation Management Company, LLC, its general partner

By:	/s/ Gen Fukunaga

Name: Gen Fukunaga
Title: Manager

Daniel Cocanougher, as the Seller Representative

By:	/s/ Daniel Cocanougher

DANIEL COCANOUGHER
/s/ Gen Fukunaga

GEN FUKUNAGA
/s/ Daniel Cocanougher

DANIEL COCANOUGHER
/s/ Robert Cocanougher

ROBERT COCANOUGHER
/s/ Allen Cocanougher

ALLEN COCANOUGHER
/s/ Jennifer B. Cocanougher

JENNIFER B. COCANOUGHER

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/s/ Daniel Cocanougher

DANIEL COCANOUGHER, Custodian for ROBERT A.. COCANOUGHER JR., Minor

/s/ Robert Cocanougher

ROBERT COCANOUGHER SR., Custodian for DANIELLE M. COCANOUGHER, Minor

/s/ Robert Cocanougher

ROBERT COCANOUGHER SR., Custodian for ELLEN J. COCANOUGHER, Minor

/s/ Cindy Fukunaga

CINDY FUKUNAGA

/s/ Robert Brennan

ROBERT BRENNAN

/s/ Barry Watson

BARRY WATSON

Navarre CP, LLC

By: /s/ James Gilbertson

Name: James Gilbertson Title: Treasurer

Navarre CS, LLC

By: /s/ James Gilbertson

Name: James Gilbertson Title: Treasurer

Navarre CLP, LLC

By: /s/ James Gilbertson

Name: James Gilbertson Title: Treasurer

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Navarre Corporation

By: /s/ James Gilbertson

Name: James Gilbertson Title: Chief Financial Officer

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